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                                                                  Exhibit 10.21

                             SUBSCRIPTION AGREEMENT


                              _______________, 2002


AESP, Inc.
1810 N.E. 144th Street
North Miami, Florida 33181

Gentlemen:

         1. The undersigned hereby subscribes for the number of shares of Common Stock, $.001 par value per share (the "Shares") of AESP, Inc. (f/k/a Advanced Electronic Support Products, Inc.), a Florida corporation (the "Company"), set forth on the signature page hereto. The offering price for the Shares is US $1.00 per Share and a minimum investment of Ten Thousand Dollars ($10,000) is required, which minimum may be waived in the sole discretion of the Company. No fractional shares will be offered and sold hereunder. The Company is offering (the "Offering") the Shares subject to the terms and conditions described in the Offering Documents, to which this Subscription Agreement is attached.

         The undersigned agrees that this subscription is and shall be irrevocable (except as provided by law or the terms hereof), however the undersigned's obligations hereunder shall terminate if this subscription is not accepted by the Company.

         The undersigned understands that the Company will notify the undersigned as to whether this subscription has been accepted or rejected. Subscriptions may be accepted or rejected by the Company in its sole discretion. The Shares are being offered by the Company on a "best efforts" basis; provided, however, that this Offering may be terminated at any time by the Company, irrespective of the amount of Shares subscribed for and irrespective of the amount of gross proceeds so raised. If rejected, the checks tendered by the undersigned or the amount of money represented thereby will be returned to the undersigned forthwith and without interest or deduction. Any interest earned by the Company pending either termination or consummation of the Offering, will be used by the Company to offset the expenses of this Offering. The Shares are being offered by the Company on a "best efforts" basis, and the Company, provided however, that this Offering may be terminated at any time by the Company, irrespective of the amount of Shares subscribed for and irrespective of the amount of gross proceeds so raised. The Company may, in its sole discretion, reject any offer to purchase Shares in the Offering from any Investor or may limit the number of Shares to be purchased by any such Investor.

         An investment hereunder is suitable only for persons who have adequate means of providing for their current needs and personal contingencies and have no need for liquidity in their investment. The Shares are only being offered hereunder to those persons who represent that they can bear the complete economic loss of their investment in the Company. The Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being offered in reliance upon an exemption from the registration requirements
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thereunder, and in a manner that is intended to comply with the requirements of
Section 4(2) of the Act and Rule 506 of Regulation D, promulgated thereunder.

         Offers and sales of the Shares hereunder will be made only to persons who satisfy the conditions set forth herein and in the Offering Documents, and who also represent in writing to the Company that, in connection with evaluating the merits and risks of an investment in the Company, they have such knowledge and experience in financial and business matters generally, that they are capable of evaluating the merits and risks of an investment in the Company.

         THE MERITS OF THESE SECURITIES HAVE NOT BEEN PASSED UPON BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY OR GOVERNMENTAL AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED, NOR CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE OFFERING DOCUMENTS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE OFFERING DOCUMENTS HAVE BEEN PREPARED IN THE ENGLISH LANGUAGE AND NO AUTHORIZED TRANSLATION HAS BEEN MADE. ALL INVESTORS BY SUBSCRIBING FOR THE SECURITIES MUST AGREE THAT THEY ARE FULLY CONVERSANT IN THE ENGLISH LANGUAGE TO MAKE AN INFORMED DECISION REGARDING ANY SUCH INVESTMENT IN THE COMPANY.

         THE DELIVERY OF THE OFFERING DOCUMENTS SHALL NOT UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

         The Shares duly subscribed for and paid for hereunder will be issued upon acceptance of the subscriptions by the Company.

         2. The undersigned investor ("Investor") represents, warrants and acknowledges that:

                  (a) There are substantial risks involved in investing in the Company, as set forth in the Offering Documents;

                  (b) No federal or state agency has passed upon the securities offered herein or made any finding or determination as to the fairness of this investment;

                  (c) Investor should only invest in the Company dependent upon Investor's particular circumstances. The information contained herein is not complete, no private placement memorandum has been prepared other than the Offering Documents, consisting of the

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description of the Company, its business and the Offering, and the subscription documents, of which this Subscription Agreement is a part. An Investor should confer with and rely on Investor's own investment and tax advisors as to the substantial risks inherent in an investment herein. The Company and its representatives make no representation or warranties with respect to the Company except as specifically set forth herein;

                  (d) The Company will provide Investor with the opportunity to meet and confer with the Company regarding all aspects of the Company and its business, and will afford Investor the opportunity to obtain any additional information, concerning the Company, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense; and

                  (e) Investor hereby represents, warrants, and acknowledges that the undersigned is fully aware and understands completely the business of the Company and its financial condition, as described herein.

         3. Investor agrees that this subscription is and shall be irrevocable, however Investor's obligations hereunder will terminate if this subscription is not accepted by the Company, in its sole discretion. This subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned. This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of Florida without application of the principles of conflicts of laws.

         4. The Company agrees that it will:

                  (a) File a registration statement (the "Registration Statement") to register all Registered Securities (as defined herein below) purchased by the holders thereof (the "Holders") with the Securities and Exchange Commission (the "Commission") on an appropriate form available for the sale of the Registered Securities by the undersigned from time to time in the Nasdaq Small-Cap Market, in privately negotiated transactions or in a combination of such methods, within 45 days (the "Target Filing Date") following the date of the final closing of this Offering ("Final Closing Date"), and to thereafter use its best efforts to cause such Registration Statement to become effective under the Act. If the Registration Statement is not filed by the Target Filing Date, then the Company will pay as liquidated damages to each Investor in the Offering one Share for every 20 Shares purchased in the Offering. Additionally, if the Registration Statement does not become effective within 120 days following the Target Filing Date, then the Company will pay as liquidated damages to each investor in the Offering one Share for every 20 Shares purchased in the Offering.

                  (b) Prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until all of the Registered Securities have been sold pursuant thereto, but not for a period greater than one year from the Final Closing Date (the "Registration Period"), and to comply with the provisions of the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"), with respect to the disposition of all of the Registered Securities.

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                  (c) Notify the Holders after becoming aware that (i) the
Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; or (ii) the Commission has requested an amendment of or supplement to the Registration Statement or related prospectus or additional information.

                  (d) Furnish promptly to the Holders such numbers of copies of the Company's prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Act, and such other documents as the Holders may reasonably request in order to facilitate the disposition of any of the Registered Securities.

                  (e) Use its best efforts to register and qualify the Registered Securities under such other securities or Blue Sky laws of such states as shall be reasonably requested by the Holders, and prepare and file in those states such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times during the Registration Period, and to take all other actions necessary or advisable to enable the disposition of the Registered Securities in such states, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states.

                  (f) Notify the Holders, at any time when a prospectus relating to Registered Securities covered by the Registration Statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission, and provide the Holders with an amended or supplemented prospectus with respect to the Registered Securities that corrects such untrue statement or omission.

                  (g) Notify the Holders of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any registration statement covering securities of the Company or the initiation of any proceedings for that purpose or of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registered Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any stop order and, if a stop order is issued, to obtain the lifting thereof at the earliest possible time,

                  (h) Take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registered Securities pursuant to the Registration Statement.

                  (i) Pay all expenses in connection with the filing of the Registration Statement. The Company's expenses shall include, without limitation, expenses for the registration, filing or qualification of the Registered Securities and all registration, listing, filing

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and qualification fees, printers fees, accounting fees and the fees and disbursements of counsel for the Company. The Holders' expenses, which shall not be the responsibility of the Company, shall include, without limitation, underwriting discounts and commissions, Holders expenses relating to the offering and the fees and expenses of the Holders' counsel.

                  (j) To the fullest extent permitted by law, the Company will indemnify each Holder of Registered Securities being sold by any such Holder pursuant to this paragraph (and any person who controls such Holder within the meaning of Section 15 of the Act) against all claims, losses, damages, liabilities and expenses under the Act, the Exchange Act, or other Federal or state statutory laws or regulations, at common law or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement filed pursuant to this paragraph, or in any amendment thereof, or in any preliminary prospectus or prospectus relating thereto, or in any amendment thereof or supplement thereto or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to any such Holder in respect of any claims, losses, damages, liabilities or expenses resulting from any untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in connection with such registration statement and prospectus and each such Holder will indemnify, to the fullest extent permitted by law, the Company, each person, if any, who controls the Company within the meaning of said Section 15 of the Act, each director of the Company and each officer of the Company who signs the Registration Statement against claims, losses, damages, liabilities and expenses which they may incur by reason of any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in connection with such Registration Statement and prospectus.

                  (k) For purposes of this Section 4, the term "Registered Securities" means (i) the Shares and (ii) the shares of Common Stock issuable upon exercise of the Warrants issued to any selling agent, if any, used by the Company in the Offering.

                  (l) It shall be a condition precedent to the obligations of the Company under this Section 4 to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to the Company such information regarding itself, the Registered Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registered Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  (m) With a view to making available to Holders the benefits of Rule 144 ("Rule 144") under the Act and any other rule or regulation of the Commission that may at any time permit Holders to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

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                           (1) make and keep public information available, as
those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the Registration Statement; and

                           (2) file with the Commission in a timely manner all
reports and other documents required of the Company under the Act and the Exchange Act.


                                             Very truly yours,


Dated: ___________, 2002
                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Name


Number of Shares subscribed for:             --------------------------

Amount of check enclosed:                    $
                                             --------------------------

(payable to "Akerman Senterfitt f/b/o AESP, Inc.")


AGREED TO AND ACCEPTED:

AESP, INC.


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


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              SPECIAL EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY
                (Not applicable to subscriptions by individuals)


         IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence its subscription AESP, Inc., on this _____ day of __________, 2002.


Number of Shares subscribed for:
                                            ---------------------------
Amount of check enclosed:                   $
                                             --------------------------

(payable to "Akerman Senterfitt f/b/o AESP, Inc.")


_____ TRUST --            (Please include copy of trust agreement)

_____ CORPORATION  --(Attach certified corporate resolution authorizing signature and a copy of the articles of incorporation)

_____ PARTNERSHIP --(Attach copy of the partnership agreement)


(Please print the following information exactly as you wish it to appear on the Company's records.)


-------------------------------------------------------------------------------
(Name of Subscriber)


--------------------------------------------------------------------------------
(Address)


--------------------------------------------------------------------------------
(Tax Identification Number)


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(Telephone)

         The undersigned trustee, partner or corporate officer certifies that the undersigned has full power and authority from the beneficiaries, partners or directors of the entity named below to execute this Subscription Agreement on behalf of the entity and to make the representations and warranties made herein on its behalf and that an investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.


Dated:                  , 2002
      ------------------                    ----------------------------------
                                            (Print Name of Entity)

                                            By:
                                               -------------------------------
                                               (Signature of authorized trustee,
                                               partner, or corporate officer)


                                            -----------------------------------
                                            (Print Name and Capacity)



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